UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

CREE, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-21154 (Commission File Number)	56-1572719 (I.R.S. Employer Identification No.)

4600 Silicon Drive, Durham, North Carolina 27703

(Address of principal executive offices)

(919) 313-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 12.	Disclosure of Results of Operations and Financial Condition

On October 16, 2003, Cree, Inc. (the “Company”), issued a press release announcing results for the period ended September 28, 2003. A copy of the Company’s press release is attached as Exhibit 99.01 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Cynthia B. Merrell

Cynthia B. Merrell Chief Financial Officer

Dated: October 16, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.01	Press release, October 16, 2003